UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 20, 2016 Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001685212 COMM 2016-COR1 Mortgage Trust (Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294 German American Capital Corporation (Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001555524 Jefferies LoanCore LLC (Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454 Deutsche Mortgage & Asset Receiving Corporation (Exact name of registrant as specified in its charter)

Delaware	333-206705-06	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street
New York, New York
(Address of principal executive offices of registrant)

(212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On October 20, 2016, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, of COMM 2016-COR1 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-C, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $772,666,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Jefferies LLC (“Jefferies”), Citigroup Global Markets Inc. (“CGMI”) and Academy Securities, Inc. (“Academy” and, together with DBSI, Jefferies and CGMI, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of October 7, 2016 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI and Jefferies are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated October 12, 2016, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $118,015,985, were sold to DBSI, Jefferies and Wells Fargo Securities, LLC (“WFS” and, together with DBSI and Jefferies, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of October 7, 2016, among the Depositor, the Initial Purchasers and GACC. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2016-COR1 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 42 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 50 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective October 7, 2016 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, and (ii) Jefferies LoanCore LLC (“JLC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective October 7, 2016 (the “JLC Mortgage Loan Purchase Agreement” and, together with the JLC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JLC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC and JLC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $7,159,188.56, were approximately $917,023,075.29. Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $1,792,382 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,366,806.56 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Starbucks Center will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of October 20, 2016 (the “Starbucks Center Co-Lender Agreement”), among Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder and Deutsche Bank AG, New York Branch, as Note A-1 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Prudential Plaza will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of October 1, 2015 (the “COMM 2015-CCRE26 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor, entered into in connection with the COMM 2015-CCRE26 Mortgage Trust and (b) that certain Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016 (the “Prudential Plaza Co-Lender Agreement”), among Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2015-CCRE26, as Note A-1 Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Pass-Through Certificates Series 2016-CD1, as Note A-2-1 Holder, German American Capital Corporation, as Note A-2-2 Holder, German American Capital Corporation, as Note A-3-1 Holder, German American Capital Corporation, as Note A-3-2 Holder, German American Capital Corporation, as Note A-3-3 Holder and German American Capital Corporation, as Note A-4 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Westfield San Francisco Centre will be primary serviced and specially serviced pursuant to (a) that certain Trust and Servicing Agreement, dated as of August 1, 2016 (the “DBJPM 2016-SFC Trust and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Pacific Life Insurance Company, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, entered into in connection with the DBJPM 2016-SFC Mortgage Trust and (b) that certain Amended and Restated Co-Lender Agreement, dated as of October 14, 2016 (the “Westfield San Francisco Centre Co-Lender Agreement”), by and among Wilmington Trust, National Association, not in its Individual Capacity But Solely as Trustee, in Trust for the Benefit of the Holders of DBJPM 2016 SFC Mortgage Trust Commercial Mortgage Pass-Through Certificates, as Holder of Note A-1-EMP-S1, Note A-1-SFC-S1, Note A-1-EMP-S2, Note A-1-SFC-S2, Note A-2-EMP-S1, Note A-2-SFC-S1, Note A-2-EMP-S2, Note A-2-SFC-S2, Note B-1-EMP, Note B-1-SFC, Note B-2-EMP and Note B-2-SFC, Wells Fargo Bank, National Association, not in its Individual Capacity But Solely as Trustee, in Trust for the Benefit of the Holders of DBJPM 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3, as Holder of Note A-1-EMP-C1, Note A-1-SFC-C1, Note A-2-EMP-C1 and Note A-2-SFC-C1, Wells Fargo Bank, National Association, Not in Its Individual Capacity But Solely as Trustee, in Trust for the Benefit of the Holders of CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CD1, as Holder of Note A-1-EMP-C2, Note A-1-EMP-C3, Note A-1-SFC-C2 and Note A-1-SFC-C3, Wells Fargo Bank,

National Association, Not in Its Individual Capacity But Solely as Trustee, in Trust for the Benefit of the Holders of JPMCC 2016-JP3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-JP3, as Holder of Note A-2-EMP-C2, Note A-2-SFC-C2, Note A-2-EMP-C3 and Note A-2-SFC-C3, Deutsche Bank AG, New York Branch, as Holder of Note A-1-EMP-C4 and Note A-1-SFC-C4, and JPMorgan Chase Bank, National Association, as Holder of Note A-2-EMP-C4 and Note A-2-SFC-C4.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Hagerstown Premium Outlets will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of July 1, 2016 (the “JPMCC 2016-JP2 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Pentalpha Surveillance LLC, as operating advisor, and Pentalpha Surveillance LLC, as asset representations reviewer, entered into in connection with the JPMCC 2016 Mortgage Trust and (b) that certain Amended and Restated Co-Lender Agreement, dated as of July 29, 2016 (the “Hagerstown Premium Outlets Co-Lender Agreement”), between Wilmington Trust, National Association, as Trustee, for the benefit of the Holders of DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1, as Note A-1 Holder, German American Capital Corporation, as Note A-2 Holder, German American Capital Corporation, as Note A-3-A Holder, German American Capital Corporation, as Note A-3-B Holder, and German American Capital Corporation, as Note A-4 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Birch Run Premium Outlets will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of March 1, 2016 (the “COMM 2016-DC2 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer, entered into in connection with the COMM 2016-DC2 Mortgage Trust and (b) that certain Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016 (the “Birch Run Premium Outlets Co-Lender Agreement”), among Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-DC2, as Note A-1-A Holder, German American Capital Corporation, as Note A-1-B1 Holder, German American Capital Corporation, as Note A-1-B2 Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as Note A-2-A Holder and Note A-4 Holder, German American Capital Corporation, as Note A-2-B Holder, and German American Capital Corporation, as Note A-3 Holder.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated October 12, 2016. The related registration statement (file no. 333-206705) was originally declared effective on November 18, 2015. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

The Underwriting Agreement, the Pooling and Servicing Agreement, the Starbucks Center Co-Lender Agreement, the Prudential Plaza Co-Lender Agreement, the Westfield San Francisco Centre Co-Lender Agreement, the Hagerstown Premium Outlets Co-Lender Agreement and the Birch Run Premium Outlets Co-Lender Agreement, the COMM 2015-CCRE26 Pooling and Servicing Agreement, the DBJPM 2016-SFC Trust and Servicing Agreement, the JPMCC 2016-JP2 Pooling and Servicing Agreement and the COMM 2016-DC2 Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 1	Underwriting Agreement, dated as of October 7, 2016, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Jefferies LLC, Citigroup Global Markets Inc., Academy Securities, Inc. and German American Capital Corporation.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of October 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor and Park Bridge Lender Services LLC, as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of October 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor and Park Bridge Lender Services LLC, as asset representations reviewer.
Exhibit 4.3	Trust and Servicing Agreement, dated as of August 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Pacific Life Insurance Company, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of July 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Penthalpha Surveillance LLC, as operating advisor and Penthalpha Surveillance LLC, as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of March 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.

Exhibit 4.6	Co-Lender Agreement, dated as of October 20, 2016, by and between Deutsche Bank AG, New York Branch, Note A-1 Holder, Deutsche Bank AG, New York Branch, Note A-2 Holder and Deutsche Bank AG, New York Branch, Note A-3 Holder.
Exhibit 4.7	Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016, among Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2015-CCRE26, as Note A-1 Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Pass-Through Certificates Series 2016-CD1, as Note A-2-1 Holder, German American Capital Corporation, as Note A-2-2 Holder, German American Capital Corporation, as Note A-3-1 Holder, German American Capital Corporation, as Note A-3-2 Holder, German American Capital Corporation, as Note A-3-3 Holder and German American Capital Corporation, as Note A-4 Holder.
Exhibit 4.8	Amended and Restated Co-Lender Agreement, dated as of October 14, 2016, between Wilmington Trust, National Association, not in its Individual Capacity but Solely as Trustee, for the Benefit of the Holders of DBJPM 2016-SFC Mortgage Trust, as Holder of Note A-1-EMP-S1, Note A-1-SFC-S1, Note A-1-EMP-S2, Note A-1-SFC-S2, Note A-2-EMP-S1, Note A-2-SFC-S1, Note A-2-EMP-S2, Note A-2-SFC-S2, Note B-1-EMP, Note B-1-SFC, Note B-2-EMP and Note B-2-SFC, Wells Fargo Bank, National Association, not in its Individual Capacity But Solely as Trustee, in Trust for the Benefit of the Holders of DBJPM 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3, as Holder of Note A-1-EMP-C1, Note A-1-SFC-C1, Note A-2-EMP-C1 and Note A-2-SFC-C1, Wells Fargo Bank, National Association, Not in Its Individual Capacity But Solely as Trustee, in Trust for the Benefit of the Holders of CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CD1, as Holder of Note A-1-EMP-C2, Note A-1-EMP-C3, Note A-1-SFC-C2 and Note A-1-SFC-C3, Wells Fargo Bank, National Association, Not in Its Individual Capacity But Solely as Trustee, in Trust for the Benefit of the Holders of JPMCC 2016-JP3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-JP3, as Holder of Note A-2-EMP-C2, Note A-2-SFC-C2, Note A-2-EMP-C3 and Note A-2-SFC-C3, Deutsche Bank AG, New York Branch, as Holder of Note A-1-EMP-C4 and Note A-1-SFC-C4, and JPMorgan Chase Bank, National Association, as Holder of Note A-2-EMP-C4 and Note A-2-SFC-C4.
Exhibit 4.9	Amended and Restated Co-Lender Agreement, dated as of July 29, 2016, between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-C1, as Note A-1 Holder, German American Capital Corporation, as Note A-2 Holder, German American Capital Corporation, as Note A-3-A Holder, German American Capital Corporation, as Note A-3-B Holder, and German American Capital Corporation, as Note A-4 Holder.
Exhibit 4.10	Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016, among Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-DC2, as Note A-1-A Holder, German American Capital Corporation, as Note A-1-B1 Holder, German American Capital Corporation, as Note A-1-B2 Holder, Wells Fargo Bank, National Association, as Trustee for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as Note A-2-A Holder and Note A-4 Holder, German American Capital Corporation, as Note A-2-B Holder, and German American Capital Corporation, as Note A-3 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 20, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 20, 2016 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated October 20, 2016 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 12, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective October 7, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective October 7, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2016	DEUTSCHE MORTGAGE & ASSET RECEIVING (Registrant)

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

	By:	/s/ Matthew Smith
Name: Matthew Smith
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of October 7, 2016, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Jefferies LLC, Citigroup Global Markets Inc., Academy Securities, Inc. and German American Capital Corporation.	(E)
4.1	Pooling and Servicing Agreement, dated as of October 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of October 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)
4.3	Trust and Servicing Agreement, dated as of August 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Pacific Life Insurance Company, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.	(E)
4.4	Pooling and Servicing Agreement, dated as of July 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Penthalpha Surveillance LLC, as operating advisor and Penthalpha Surveillance LLC, as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.5	Pooling and Servicing Agreement, dated as of March 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)
4.6	Co-Lender Agreement, dated as of October 20, 2016, by and between Deutsche Bank AG, New York Branch, Note A-1 Holder, Deutsche Bank AG, New York Branch, Note A-2 Holder and Deutsche Bank AG, New York Branch, Note A-3 Holder.	(E)
4.7	Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016, among Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2015-CCRE26, as Note A-1 Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Pass-Through Certificates Series 2016-CD1, as Note A-2-1 Holder, German American Capital Corporation, as Note A-2-2 Holder, German American Capital Corporation, as Note A-3-1 Holder, German American Capital Corporation, as Note A-3-2 Holder, German American Capital Corporation, as Note A-3-3 Holder and German American Capital Corporation, as Note A-4 Holder.	(E)
4.8	Amended and Restated Co-Lender Agreement, dated as of October 14, 2016, between Wilmington Trust, National Association, not in its Individual Capacity but Solely as Trustee, for the Benefit of the Holders of DBJPM 2016-SFC Mortgage Trust, as Holder of Note A-1-EMP-S1, Note A-1-SFC-S1, Note A-1-EMP-S2, Note A-1-SFC-S2, Note A-2-EMP-S1, Note A-2-SFC-S1, Note A-2-EMP-S2, Note A-2-SFC-S2, Note B-1-EMP, Note B-1-SFC, Note B-2-EMP and Note B-2-SFC, Wells Fargo Bank, National Association, not in its Individual Capacity But Solely as Trustee, in Trust for the Benefit of the Holders of DBJPM	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3, as Holder of Note A-1-EMP-C1, Note A-1-SFC-C1, Note A-2-EMP-C1 and Note A-2-SFC-C1, Wells Fargo Bank, National Association, Not in Its Individual Capacity But Solely as Trustee, in Trust for the Benefit of the Holders of CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CD1, as Holder of Note A-1-EMP-C2, Note A-1-EMP-C3, Note A-1-SFC-C2 and Note A-1-SFC-C3, Wells Fargo Bank, National Association, Not in Its Individual Capacity But Solely as Trustee, in Trust for the Benefit of the Holders of JPMCC 2016-JP3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-JP3, as Holder of Note A-2-EMP-C2, Note A-2-SFC-C2, Note A-2-EMP-C3 and Note A-2-SFC-C3, Deutsche Bank AG, New York Branch, as Holder of Note A-1-EMP-C4 and Note A-1-SFC-C4, and JPMorgan Chase Bank, National Association, as Holder of Note A-2-EMP-C4 and Note A-2-SFC-C4.
4.9	Amended and Restated Co-Lender Agreement, dated as of July 29, 2016, between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-C1, as Note A-1 Holder, German American Capital Corporation, as Note A-2 Holder, German American Capital Corporation, as Note A-3-A Holder, German American Capital Corporation, as Note A-3-B Holder, and German American Capital Corporation, as Note A-4 Holder.	(E)
4.10	Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016, among Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-DC2, as Note A-1-A Holder, German American Capital Corporation, as Note A-1-B1 Holder, German American Capital Corporation, as Note A-1-B2 Holder, Wells Fargo Bank, National Association, as Trustee for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as Note A-2-A Holder and Note A-4 Holder, German American Capital Corporation, as Note A-2-B Holder, and German American Capital Corporation, as Note A-3 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 20, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 20, 2016 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated October 20, 2016 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 12, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective October 7, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective October 7, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Citigroup Global Markets Realty Corp.	(E)